As filed with the Securities and Exchange Commission on February 1, 2000


                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549


                                   FORM 8-K


                                CURRENT REPORT


    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                       Date of Report:  January 26, 2000
                       (Date of earliest event reported)


                           InLand Capital Fund, L.P.
            (Exact name of registrant as specified in the charter)



        Delaware                0-21606              36-3767977

(State or other jurisdiction (Commission File No.)   (IRS Employer
  of incorporation)                                  Identification No.)



                             2901 Butterfield Road
                          Oak Brook, Illinois  60523
                   (Address of Principal Executive Offices)


                                (630) 218-8000
              (Registrant's telephone number including area code)



                                Not Applicable
         (Former name or former address, if changed since last report)










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Item 4. Changes in Registrant's Certifying Accountant


On January 26, 2000, InLand Capital Fund L.P. (the "Registrant") terminated its relationship with and dismissed its independent accountant, PricewaterhouseCoopers LLP. The General Partner of the Registrant approved this decision. The reports of PricewaterhouseCoopers LLP on the financial statements for the past two fiscal years ended December 31, 1998 contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principle. In connection with the Registrant's audits for the two most recent fiscal years ended December 31, 1998 and through January 26, 2000, there have been no disagreements with PricewaterhouseCoopers LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of PricewaterhouseCoopers LLP would have caused them to make reference thereto in their report on the financial statements for such years. During the two most recent fiscal years ending December 31, 1998 and through January 26, 2000, there have been no reportable events (as defined in Regulation S-K Item 304 (a)(1)(v).

The Registrant engaged Deloitte & Touche LLP as its new independent accountants as of January 27, 2000. During the two most recent fiscal years ending December 31, 1998 and through January 26, 2000, the Registrant has not consulted with Deloitte & Touche LLP regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Registrant's financial statements or (ii) any matter that was either the subject of a disagreement, as that term is defined in Item 304 (a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K, or a reportable event, as that term is defined in Item 304 (a)(1)(v) of Regulation S-K.


Item 7. Financial Statements and Exhibits

   (b)(I)   Letter from PricewaterhouseCoopers LLP



















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                                   SIGNATURE



Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                     InLand Capital Fund, L.P.
                                                (Registrant)

                                     By:    Inland Real Estate Investment
                                            Corporation, General Partner



                                     /S/    KELLY TUCEK

                                     By:    Kelly Tucek
                                            Principal Financial Officer
                                            and Principal Accounting Officer
                                     Date:  February 1, 2000



























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